UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): October 16, 2007
Intervoice, Inc.
(Exact name of registrant as specified in its charter)

Texas (State or other jurisdiction of incorporation)	001-15045 (Commission File Number)	75-1927578 (IRS Employer Identification No.)
17811 Waterview Parkway,
Dallas, Texas 75252
(Address, including zip code, of principal executive offices)
Registrant’s telephone number, including area code: (972) 454-8000
Not applicable
(Former name or former address, if changed since last report)
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.
     On October 16, 2007, the Board of Directors of Intervoice, Inc. (the “Corporation”) adopted the amendment and restatement of the Corporation’s Bylaws to revise Section 6.01 to, among other things, provide for uncertificated shares of the Corporation’s stock.
     A copy of the Fourth Amended and Restated Bylaws of the Corporation is attached hereto as Exhibit 3.1 and is incorporated herein by reference.
Item 9.01. Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Shell Company Transactions.

Not applicable.

(d)	Exhibits.

Exhibit
Number	Exhibit Title

3.1	Fourth Amended and Restated Bylaws of the Corporation adopted effective October 16, 2007

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INTERVOICE, INC.
By:	/s/ Dean C. Howell
Dean C. Howell
Senior Vice President, General Counsel and Secretary

Date: October 19, 2007

EXHIBIT INDEX

Exhibit
Number	Exhibit Title

3.1	Fourth Amended and Restated Bylaws of the Corporation adopted effective October 16, 2007